UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

EQT Exeter Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-273163	88-4108741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Radnor Corporate Center 100 Matsonford Road, Suite 250
Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 828-3200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Amendment and Restatement of Advisory Agreement

On July 31, 2026, EQT Exeter Real Estate Income Trust, Inc. (the “Company”), EQT Exeter REIT Operating Partnership LP (the “Operating Partnership”) and EQT Real Estate, LLC (the “Adviser”) entered into the Second Amended and Restated Advisory Agreement (the “Advisory Agreement”).

The terms of the Advisory Agreement are substantially the same as the terms of the advisory agreement that was previously in effect (as such agreement had been amended and extended) except that the term of the Advisory Agreement was extended for an additional year through July 31, 2027. Pursuant to the terms of the Advisory Agreement, the Advisory Agreement may be renewed for an unlimited number of successive one-year periods upon the mutual consent of the Company, the Operating Partnership and the Adviser.

Item 7.01 Regulation FD Disclosure.

July 2026 Distributions

On July 31, 2026 (the “Record Date”), the Company declared distributions for each outstanding class of its common stock in the amount per share set forth below:

	July 31, 2026 Record Date Distribution
	Gross Distribution	Distribution Fee	Net Distribution
Class E Common Stock	$0.04326	$-	$0.04326
Class I Common Stock	$0.04326	$-	$0.04326
Class A-I Common Stock	$0.04326	$-	$0.04326
Class A-II Common Stock	$0.04326	$-	$0.04326
Class T Common Stock	$0.04326	$(0.00810)	$0.03516

As of the Record Date, the Company had no outstanding shares of Class S or Class D common stock. The net distributions for each class of common stock (which represents the gross distributions less distribution fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on the Record Date set forth above. These distributions will be paid on or about August 10, 2026 and will be paid in cash or reinvested in shares of the Company's common stock for stockholders participating in the Company's distribution reinvestment plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Advisory Agreement, dated July 31, 2026, by and among EQT Exeter Real Estate Income Trust, Inc., EQT Exeter REIT Operating Partnership LP and EQT Real Estate, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 31, 2026	EQT Exeter Real Estate Income Trust, Inc.
		By:	/s/ J. Peter Lloyd
		Name:	J. Peter Lloyd
		Title:	Chief Financial Officer and Director
(Principal Financial Officer)